Interest expense and other financial income and expense (Details 1) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Other financial income and expense [abstract]
Interest income	$ 627	$ 377	$ 70
Other financial income	21	19	12
Monetary loss from hyperinflation	(194)	(137)	(48)
Financial expense	(18)	(33)	(41)
Currency result, net	(214)	(184)	(69)
Total other financial income and expense	$ 222	$ 42	$ (76)